SUBORDINATION AND INTERCREDITOR AGREEMENT

     THIS SUBORDINATION AND INTERCREDITOR AGREEMENT (this "AGREEMENT") is entered into as of March , 1997, by and among MERIDIAN FINANCIAL CORPORATION, an Indiana corporation ("BORROWER"), INROADS CAPITAL PARTNERS, L.P. ("INROADS"), MESIROW CAPITAL PARTNERS VII, L.P. ("MESIROW"), EDGEWATER PRIVATE EQUITY FUND II, L.P. ("EDGEWATER") (Inroads, Mesirow and Edgewater collectively, the "JUNIOR CREDITORS") and LASALLE NATIONAL BANK, a national banking association ("LENDER").

                          R E C I T A L S

     A. Borrower and Lender have entered into a Credit Agreement dated as of April , 1997 (the "CREDIT AGREEMENT") pursuant to which, among other things, Lender has agreed, subject to the terms and conditions set forth in the Credit Agreement, to make certain loans and financial accommodations to Borrower.

     B. Borrower and Junior Creditors have entered into a Securities Purchase Agreement of dated as of March , 1997 (the "SECURITIES PURCHASE AGREEMENT") pursuant to which Junior Creditors are extending credit to Borrower as evidenced by Subordinated Notes issued thereunder in the aggregate principal amount of up to $3,500,000.00 (the "JUNIOR NOTES").

     C. As an inducement to and as one of the conditions precedent to the agreement of Lender to make loans to Borrower under the Credit Agreement, Lender has required the execution and delivery of this Agreement by Junior Creditors and Borrower.

     NOW THEREFORE, in order to induce Lender to make loans to Borrower under the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

     1.   DEFINITIONS.   The  following  terms  shall  have  the  following
meanings in this Agreement:

          1 COLLECTION ACTION shall mean (a) to make demand for or accelerate the Junior Debt or (b) to initiate or participate with others in any suit, action or proceeding against Borrower to (i) enforce payment of or to collect the whole or any part of the Junior Debt or (ii) commence judicial enforcement of any of the rights and remedies under the Junior Debt Documents or applicable law with respect to the Junior Debt or the Junior Debt Documents.

          2 JUNIOR DEBT shall mean all of the obligations of Borrower to Junior Creditors evidenced by the Junior Notes and all other amounts now or hereafter owed by Borrower to Junior Creditors.

          3 JUNIOR DEBT DOCUMENTS shall mean the Junior Notes, the Securities Purchase Agreement and all other documents and instruments evidencing or pertaining to all or any portion of the Junior Debt.

          4 JUNIOR DEFAULT shall mean any default (including any payment default) under the Junior Debt Documents beyond any applicable grace period with respect thereto which has not been unconditionally waived by Junior Creditors and which results in the acceleration of the maturity, or entitles Junior Creditors to accelerate the maturity, of all or a portion of the Junior Debt.

          5 LENDER means the Lender and any other lenders that are from time to time parties to the Credit Agreement, and their respective successors and permitted assigns thereunder.

          6 NONPAYMENT DEFAULT shall mean any default (other than a Payment Default) under the Senior Credit Documents beyond any applicable grace period with respect thereto (a) which results in the acceleration of the maturity of the Senior Indebtedness or (b) which entities Lender to accelerate the maturity of the Senior Indebtedness and which Lender, in good faith, deems likely to have a material adverse effect.

          7 PAYMENT DEFAULT means any default in the payment of principal of or interest on or with respect to the Senior Indebtedness beyond any applicable grace period with respect thereto.

          8 SENIOR CREDIT AGREEMENT means the Credit Agreement, together with any credit agreement or similar document from time to time executed by Borrower to evidence any refinancings or successive refinancings of the Credit Agreement as permitted hereunder, in each case as amended, modified, supplemented, restated, refinanced or renewed from time to time and in effect.
          9 SENIOR CREDIT DOCUMENTS means the Senior Credit Agreement, the Notes, the Security Agreement, the Master Assignment of Leases, the Assignments Of Lease, the Collateral Assignment Of Life Insurance Policies and all other documents, instruments and agreements executed or delivered in connection therewith, in each case as amended, modified, supplemented, restated, refinanced or renewed from time to time as permitted hereunder and in effect.

          10 SENIOR INDEBTEDNESS means all monetary obligations of Borrower to Lender arising under, or with respect to, the Senior Credit Agreement, the Senior Credit Documents and under any other agreements or instruments entered into after the date hereof to amend, waive, modify, supplement, restate, renew, extend or refinance, in whole or in part (herein collectively called "MODIFICATIONS") indebtedness of the Borrower under the Senior Credit Agreement as permitted hereunder, including, without limitation: (a) obligations with respect to the principal of, (b) premium, if any, (c) interest on (including interest accruing after the filing of a petition initiating any proceeding pursuant to any bankruptcy law, whether or not such interest is allowed as a claim in such proceeding), and (d) fees and expenses, including, without limitation, legal fees; however, the amount of Senior Indebtedness shall be reduced by the sum of
               (x) any principal payments on the Term Loans actually received by Lender after the date hereof and (y) any actual prepayment of Senior Indebtedness to the extent Borrower acknowledges in writing that such prepayments reduce the availability of borrowings under the Senior Credit Agreement as in effect on the date of this Agreement or as amended as permitted hereunder; PROVIDED, that Senior Indebtedness shall not include any increases in the principal amount of the indebtedness of Borrower to Lender in excess of $10,000,000.00, which amount shall be reduced by principal payments on the Term Loans actually received by Lender.


All other capitalized terms not defined herein shall have the meanings ascribed to such terms in the Credit Agreement described below.

     2.   SUBORDINATION.

          1 AGREEMENT TO SUBORDINATE. Borrower and each of the Junior Creditors agree that the Indebtedness evidenced by the Junior Notes and all other Junior Debt are junior to and subordinated in right of payment, to the extent and manner provided in this
          Section 2, to the prior payment in full of all Senior Indebtedness, and that such subordination is for the benefit of the holders of the Senior Indebtedness. The Junior Creditors further represents that the neither the Junior Notes or any part of the Junior Debt has not heretofore been subordinated in favor of or sold, assigned, pledged or otherwise transferred or encumbered, in whole or in part, to any other person, firm or corporation, and that the Junior Creditors hold no security therefor, except as may be set forth in EXHIBIT 2.1 to this agreement. The Junior Creditors acknowledge that notwithstanding the time of filing of any financing statement or other instrument for the purpose of perfecting any mortgage, security interest or lien in, to or upon the assets of Borrower, the security interest granted Senior Creditor shall have priority over any mortgage, security interest or lien granted to the Junior Creditors by Borrower.

          2 LIQUIDATION; DISSOLUTION; BANKRUPTCY. Upon any distribution to creditors of Borrower in a liquidation or dissolution of Borrower in a bankruptcy, reorganization, insolvency, receivership or similar proceeding (each hereinafter referenced to as a "Proceeding") relating to Borrower or substantially all of its property:

               (a) the Senior Indebtedness shall be paid in full in cash before any Junior Creditor shall be entitled to receive any payment of Junior Debt; and

               (b) until the Senior Indebtedness is paid in full in cash, any distribution to which any Junior Creditor would be entitled but for this subsection 2.2 shall be made to holders of Senior Indebtedness, as their interests may appear, except that Junior Creditors may receive securities (the "Reorganization Securities") that are subordinated to Senior Indebtedness and to any securities received by the Lenders in connection with such bankruptcy, reorganization, insolvency, receivership or similar proceedings to at least the same extent as the Junior Debt is subordinated to the Senior Indebtedness.

               In the event of the liquidation or dissolution  of Borrower, or bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to Borrower or its property, Junior Creditors shall execute and file any proofs of claim in respect of the Junior Debt reasonably requested by Lender in connection with any such proceeding and hereby irrevocably authorize, empower and appoint Lender, as their agent and attorney-in-fact to execute, verify, deliver and file such proofs of claim upon the failure of any Junior Creditor to do so at least thirty (30) days before the expiration of the time to file any such proof of claim; provided, however, Lender shall have no obligation to file any such proof of claim and shall have no liability to the Junior Creditors or Borrower should Lender not file any proof of claim on behalf of the Junior Creditors.

               For purposes of this Agreement, a distribution may consist of cash, securities or other property, by set-off or otherwise.

               The  Senior Indebtedness shall continue  to  be  treated  as
          Senior Indebtedness and the provisions of this Agreement shall continue to govern the relative rights and priorities of Lender and Junior Creditors even if all or part of the Senior
          Indebtedness, or the security interests securing the Senior Indebtedness, are subordinated, set aside, avoided or disallowed in connection with any such Proceeding and this Agreement shall be reinstated if at any time any payment of Senior Indebtedness is rescinded or must otherwise be returned by any holder of Senior Indebtedness or any representative of such holder.

     3    DEFAULT ON SENIOR INDEBTEDNESS.

          (a) Upon the final maturity of any Senior Indebtedness by lapse of time, acceleration or otherwise, all such Senior Indebtedness shall first be paid in full, or such payment duly provided for in cash or in a manner satisfactory to the holders of such Senior Indebtedness, before any payment is made by Borrower or any Person acting on behalf of Borrower on account of any Junior Debt.

          (b) Borrower may not pay any Junior Debt and may not acquire any Junior Debt for cash or property (other than capital stock of Borrower or Reorganization Securities) if:

               (i) a Payment Default on any Senior Indebtedness occurs and is continuing that results in the acceleration of the maturity of such Senior Indebtedness or permits holders of such Senior Indebtedness to accelerate its maturity; or

               (ii) Borrower receives from Lender a notice of a Nonpayment Default ("NONPAYMENT DEFAULT NOTICE").

          If subsection 2.14 and the other provisions of this Section 2 otherwise permit the payment or acquisition at that time, Borrower may resume regularly scheduled (unaccelerated) principal payments and interest payments on the Junior Debt and may resume payment of other amounts due on the Junior Debt when the Payment Default or Nonpayment Default referred to in clauses (i) and (ii) above is cured or waived or acceleration of payment of the Senior Indebtedness is rescinded or annulled. In addition, for purposes of clause (ii) only of this subsection 2.3(b), Borrower may resume payments on the Junior Debt and may acquire Junior Notes when 120 days pass after the Nonpayment Default Notice is given (the "PAYMENT BLOCKAGE PERIOD"); PROVIDED, that the Senior Indebtedness has not been accelerated prior to termination of such Payment Blockage Period and subsection 2.14 and the other provisions of this Section 2 otherwise permit the payment with respect to the Junior Debt or the acquisition of the Junior Notes at that time; and PROVIDED, FURTHER, that while any number of such Nonpayment Default Notices may be given during any consecutive 360-day period, the aggregate number of days during which Payment Blockage Periods shall be in effect shall not exceed 120 days during any 360-day period. For all purposes of this subsection 2.3, no default which, to the knowledge of Lender or any other holder of Senior Indebtedness under the Senior Credit Agreement whereby such default arises, existed or was continuing on the date of the commencement of any Payment Blockage Period shall be, or be made, the basis for the commencement of a second Payment Blockage Period, whether or not within a period of 360 consecutive days, unless such default shall have been cured or waived for a period of not less than 180 days. Any Nonpayment Default Notice which fails to comply with the provisions of this paragraph shall not be effective for purposes of clause (ii) or otherwise.

     After the cure or waiver of any Payment Default, or the expiration of any Payment Blockage Period (or, if earlier, the cure or waiver of the Nonpayment Default upon which such Payment Blockage Period is based), any regularly scheduled interest or principal payment not made when due as a result of such Payment Blockage Period (the "BLOCKED PAYMENTS") may be made, together with any accrued and unpaid interest with respect to such overdue payment(s).

     4    ACCELERATION OF JUNIOR NOTE.   If  payment  of any Junior Debt is
     accelerated because of a Junior Default, the Junior Creditors and Borrower shall promptly notify Lender of such acceleration.

     5 WHEN DISTRIBUTION MUST BE PAID OVER. (a) In the event that Borrower shall make any payment to Junior Creditors on account of any Junior Debt at a time when such payment is prohibited by subsection
     2.2 or 2.3, such payment shall be held by Junior Creditors in trust for the benefit of, and shall be paid forthwith over and delivered to, Lender for distribution to the holders of Senior Indebtedness for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

          (b) If a distribution is made to Junior Creditors that because of this Section 2 should not have been made to Junior Creditors, Junior Creditors shall hold it in trust for holders of Senior
     Indebtedness and pay it over in accordance with the foregoing paragraph.

     6 SUBROGATION. After all Senior Indebtedness is paid in full and until the Junior Debt is paid in full, Junior Creditors shall be subrogated to the rights of holders of Senior Indebtedness to receive distributions applicable to Senior Indebtedness to the extent that distributions otherwise payable to Junior Creditors have been applied to the payment of Senior Indebtedness. A distribution made under this
     Section 2 to holders of Senior Indebtedness which otherwise would have been made to Junior Creditors is not, as between Junior Creditors and Borrower, a payment by Borrower on Senior Indebtedness.

     7    RELATIVE RIGHTS.  This Agreement defines  the  relative rights of
     the  Junior  Creditors  and  holders of Senior Indebtedness.   Nothing
     herein shall:

          (a) impair, as between Borrower and Junior Creditors, the, obligation of Borrower, which is absolute and unconditional, to pay principal of and interest on the Junior Notes in accordance with their terms;

          (b) affect the relative rights of Junior Creditors and creditors of Borrower other than their rights in relation to the holders of Senior Indebtedness; or

          (c) prevent Junior Creditors from exercising all available remedies upon a Junior Default, subject to: (i) the rights of holders of Senior Indebtedness to receive distribution and payments otherwise payable to Junior Creditors, (ii) any Payment Blockage Period, and
     (iii)  the  issuance  of  Standstill  Notices   as  provided  in  this
     Agreement.

     If Borrower fails because of this Agreement to pay principal of, or interest on, or any other amounts due under, the Junior Notes on the due date, such failure, subject to any grace period set forth in the Junior Debt Documents, shall constitute a Junior Default.

     8 NO WAIVER OF SUBORDINATION PROVISIONS. No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time, in any way, be prejudiced or impaired by any act or failure to act on the part of Borrower or by any act (other than to give a written waiver in respect thereof) or failure to act, in good faith, by any such holder, or by any noncompliance by Borrower with terms, provisions land covenants of this Agreement, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

     9 RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING AGENT. Upon any payment or distribution of assets of Borrower referred to in this Agreement, Junior Creditors shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to Junior Creditors, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of Borrower, the amount thereof or payable therein, the amount or amounts paid or distribution thereon and all other facts pertinent thereto or to this Agreement; PROVIDED, THAT LENDER HAS BEEN PROVIDED WRITTEN NOTICE OF SUCH PROCEEDING AND A REASONABLE OPPORTUNITY TO APPEAR AND BE HEARD IN SUCH MATTER.

     10 NOTICE TO JUNIOR CREDITORS. Junior Creditors shall not be charged with knowledge of the existence of any fact that would prohibit the making of any payment in respect of Junior Debt to Junior Creditors, unless and until Junior Creditors shall have received written notice thereof as contemplated hereby; and, prior to the receipt of any such written notice, Junior Creditors shall be entitled in all respects to assume that no such fact exist.

     11 SALE, TRANSFER, ETC. Junior Creditors shall not sell, assign, pledge, dispose of or otherwise transfer all or any portion of the Junior Debt (a) without giving prior written notice of such action to Lender and (b) unless prior to the consummation of any such action, the transferee thereof shall execute and deliver to Lender an agreement substantially identical to this Agreement providing for the continued subordination and forbearance of the Junior Debt to the Senior Indebtedness as provided herein and for the continued effectiveness of all of the rights of Lender arising under this Agreement.

     Notwithstanding the failure of any such transferee to execute or deliver to Lend an agreement substantially identical to this Agreement, the subordination effected hereby shall survive any sale, assignment, pledge, disposition or other transfer of all or any portion of the Junior Debt, and the terms of this Agreement shall be binding upon the successors and assigns of the Junior Creditors, as provided in Section 9 below.

     12   LEGENDS.  Until the Senior  Indebtedness is paid in full in cash, each Junior Note at all times shall contain in a conspicuous manner the following legend:

          "This Note and the indebtedness evidenced hereby are subordinate in the manner and to the extent set forth in that certain Subordination and Intercreditor Agreement (the "Intercreditor Agreement") dated as of April ___, 1997 by and among Maker, Payee and the other parties thereto to the Senior Indebtedness (as defined in such Intercreditor Agreement); and each holder of this Note, by its acceptance hereof, shall be bound by the provisions of the Intercreditor Agreement."

     13 RESTRICTION ON ACTION BY JUNIOR CREDITOR. If any Junior Default (other than a Junior Default caused by (i) the Borrower becoming insolvent, or admitting in writing its inability to pay its debts as they mature, or making an assignment for the benefit of creditors, or applying for or consenting to the appointment of a trustee or receiver for a major part of its properties or (ii) a trustee or receiver being appointed for the Borrower or a material part of properties and the order of such appointment is not discharged, vacated or stayed within sixty (60) days after such appointment or (iii) a Bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings for relief under any bankruptcy or similar law or laws for the relief of debtors, are instituted by or against the Borrower and, if so instituted, are consented to by the Borrower, or if contested, are not dismissed by the adverse parties or by an order, decree or judgment within sixty (60) days after such institution) shall have occurred and be continuing, Junior Creditors shall deliver to Lender written notice of such Junior Default (a "JUNIOR DEFAULT NOTICE") not less than five (5) days prior to the date of any acceleration of the Junior Debt or the taking of any other Collection Action in respect to such Junior Default. Upon Lender's receipt of a Junior Default Notice, Lender may, by written notice to Junior Creditors (a "STANDSTILL NOTICE"), invoke a standstill period (the "STANDSTILL PERIOD") whereby the Junior Creditors shall not accelerate any Junior Debt or take any other Collection Action until the earlier of (a) the acceleration of the Senior Indebtedness or (b) 120 days after Lender's receipt of such Junior Default Notice; PROVIDED, however, if the Standstill Period has elapsed and all then-existing Junior Defaults have not been cured or waived, no subsequent Standstill Notice shall be effective until such Junior Defaults are cured or waived.

     14 PAYMENTS OTHERWISE PERMITTED. Notwithstanding any provision of this Agreement, the Junior Notes or the Junior Debt Documents to the contrary: (a) Borrower shall not make any payments and the Junior Creditors shall not receive: (i) any payments of interest on or with respect to the Junior Debt prior to January 1, 1998; nor (ii) payments of principal and other amounts owing on the Junior Debt or under the Junior Debt Documents prior to January 1, 2001; and (b) Borrower shall not acquire, and Junior Creditors shall not sell to Borrower, any portion of the Junior Debt prior to January 1, 2001.

     3. CONTINUED EFFECTIVENESS OF THIS AGREEMENT. The terms of this Agreement, the subordination effected hereby, and the rights and the obligations of Junior Creditors or Lender arising hereunder, shall not be affected, modified or impaired in any manner or to any extent by: (a) any amendment or modification of or supplement to the Senior Credit Agreement, any of the other Loan Documents or any of the Junior Debt Documents; (b) the validity or enforceability of any such documents; or (c) any exercise or non-exercise of any right, power or remedy under or in respect of the Senior Indebtedness or the Junior Debt or any of the instruments or documents referred to in clause (a) above. Junior Creditors and each holder of Junior Debt hereby acknowledge that the provisions of this Agreement are intended to be enforceable at all times, whether before the commencement of, after the commencement of, in connection with or premised on the occurrence of a reorganization, insolvency, receivership or similar proceeding.

     4.   REPRESENTATIONS AND WARRANTIES.

     1    JUNIOR  CREDITORS.   Each  Junior Creditor, as  to  itself  only,
          hereby represents and warrants to Agent and Lenders as follows:

               4.1.1 BINDING AGREEMENTS. This Agreement, when executed and delivered, will constitute the valid and legally binding obligation of such Junior Creditor enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor's rights generally and by equitable principles.

               4.1.2 NO DIVESTITURE. Such Junior Creditor is the current owner and holder of the Junior Note and Junior Debt and may, pursuant to the Securities Purchase Agreement, be required to purchase an additional Junior Note, in the amount described opposite its name below:

                  Principal       Principal       Percentage
                  Amount of       Amount of           Of
     NAME       JUNIOR NOTE    ADDITIONAL NOTE    JUNIOR DEBT
    Inroads     $230,769.24     $1,384,615.38        46.1538%
    Mesirow     $134,615.38     $  807,692.31        26.9231%
    Edgewater   $134,615.38     $  807,692.31        26.9231%


               4.1.3     DEFAULT  UNDER  JUNIOR  NOTE.   No  Junior Default
               exists under or with respect to its Junior Note or any of the other Junior Debt Documents.

               4.1.4 CONFLICTING AGREEMENTS; LITIGATION. No provisions of any mortgage, indenture, contract, agreement, statute, rule, regulation, judgment, decree or order binding on such Junior Creditor conflicts with, or requires any consent which has not already been obtained under, or would in any way prevent the execution, delivery or performance of the terms of this Agreement by such Junior Creditor. The execution, delivery and carrying out of the terms of this Agreement will not constitute a default under, or result in the creation or imposition of, or obligation to create, any Lien upon the property of such Junior Creditor pursuant to the terms of any such mortgage, indenture, contract or agreement. No pending or, to the best of such Junior Creditor's knowledge, threatened, litigation, arbitration or other proceedings if adversely determined would in any way prevent the performance of the terms of this Agreement by such Junior Creditor.

          2 BY THE LENDER. The Lender hereby represents and warrants to each Junior Creditor that this Agreement, when executed and delivered, will constitute the valid and legally binding obligation of Lender enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor's rights generally and by equitable principles.

     5. JUNIOR DEFAULT NOTICE. Upon the occurrence of each Junior Default, Junior Creditor and Borrower shall provide Lender with written notice thereof and Junior Creditors shall notify Lender in the event such Junior Default is cured or waived.

     6. MODIFICATION. Any modification or waiver of any provision of this Agreement, or any consent to any departure by any Junior Creditor herefrom, shall not be effective in any event unless the same is in writing and signed by Lender, and then such modification, waiver or consent shall be effective only in the specific instance and for the specific purpose given. Any notice to or demand on Junior Creditors in any event not specifically required of Lender, hereunder shall not entitle Junior Creditors to any other or further notice or demand in the same, similar or other circumstances unless specifically required hereunder.

     7. NOTICES. Unless otherwise specifically provided herein, any notice or other communication required or permitted to be given shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied or sent by overnight courier service or United States mail certified or registered and shall be deemed to have been given (a) if delivered in person, when delivered; (b) if delivered by telecopy, on the date of transmission if transmitted on a Business Day before 4:00 p.m. (Chicago time) or, if not, on the next succeeding Business Day, and a copy thereof is mailed via United States certified or registered mail; (c) if delivered by overnight courier, one Business Day after delivery to such courier properly addressed; or (d) if by the United States mail, four Business Days after deposit in the United States mail, postage prepaid and properly addressed.

          Notices shall be addressed as follows:

          (a)  If to Junior Creditors, to:

                    Inroads Capital Partners, L.P.
                    1603 Orrington Avenue
                    Suite 2050
                    Evanston, IL 60201
                    Attn:     Jerrold B. Carrington
                    Telecopy:  (847) 864-9692

               and

                    Mesirow Capital Partners VII, L.P.
                    350 North Clark Street
                    Chicago, IL 60610
                    Attn:  Michael Smith
                    Telecopy:  (312) 595-6211

               and

                    Edgewater Private Equity Fund II, L.P.
                    666 Grand Avenue
                    Suite 2002
                    Des Moines, IA 50309
                    Attn:  Mark McManigal
                    Telecopy: (515) 245-5660
          With copies to:

                    Altheimer & Gray
                    10 South Wacker Drive
                    Suite 4000
                    Chicago, IL 60606
                    Attn: Peter M. Howard
                    Telecopy:  (312) 715-4800

          (b)  If to Borrower:

                    Meridian Financial Corporation
                    8250 North Haverstick
                    Suite 110
                    Indianapolis, IN 46240
                    Attn:  Michael F. McCoy
                    Telecopy: (317) 722-2905

          With a copy to:

                    Baker & Daniels
                    300 N. Meridian Street
                    Suite 2700
                    Indianapolis, IN 46204
                    Attn:  Daniel L. Boeglin
                    Telecopy:  (317) 237-1000

          (c)  If to Lender:

                    LaSalle National Bank
                    One American Square
                    Suite 1600
                    Indianapolis, IN 46282
                    Attn:  Gary Jacobson
                    Telecopy: (317) 756-7021

          With a copy to:

                    Dann, Pecar, Newman & Kleiman, P.C.
                    One American Square
                    Suite 2300
                    Box 82008
                    Indianapolis, IN 46282
                    Attn: Barry Beldin
                    Telecopy: (317) 632-2962

          or in any case, to such other address as the party addressed shall have previously designated by written notice to the serving party, given in accordance with this Section 7. A notice not given as provided above shall, if it is in writing, be deemed given if and when actually received by the party to whom given.
     8. SEVERABILITY. In the event that any provision of this Agreement is deemed to be invalid, illegal or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court or governmental authority, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby, and the affected provision shall be modified to the minimum extent permitted by law so as most fully to achieve the intention of this Agreement.

     9. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of the successors and assigns of Lender and shall be binding upon the successors and assigns of Junior Creditors and Borrower.

     10. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall be one and the same instrument.

     11. DEFINES RIGHTS OF CREDITORS. The provisions of this Agreement are solely for the purpose of defining the relative rights of Junior Creditors and Lender and shall not be deemed to create any rights or priorities in favor of any other person or entity, including, without limitation, Borrower. Borrower understands and agrees that the provisions of this Agreement are for the benefit of Lender only and may not be asserted by Borrower as a defense to any claim for payment under the Junior Notes or otherwise under the Junior Debt Documents.

     12. CONFLICT. In the event of any conflict between any term, covenant or condition of this Agreement and any term, covenant or condition of any of the Junior Debt Documents, the provisions of this Agreement shall control and govern.

     13. HEADINGS. The paragraph headings used in this Agreement are for convenience only and shall not affect the interpretation of any of the provisions hereof.

     14.  TERMINATION.    This   Agreement   shall   terminate   upon   the
indefeasible payment in full in cash of the Senior Indebtedness.

     15. APPLICABLE LAW. This Agreement shall be governed by, and be construed and interpreted in accordance with, the internal laws (as opposed to conflict of laws provisions) of the State of Indiana.

     16. CONSENT TO JURISDICTION AND SERVICE QF PROCESS. EACH OF THE JUNIOR CREDITORS AND BORROWER HEREBY CONSENT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF MARION, STATE OF INDIANA AND IRREVOCABLY AGREE THAT, SUBJECT TO LENDER'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE JUNIOR DEBT DOCUMENTS OR THE LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. EACH OF THE JUNIOR CREDITORS AND BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT, THE JUNIOR DEBT DOCUMENTS OR THE SENIOR CREDIT DOCUMENTS. EACH OF THE JUNIOR CREDITORS AND BORROWER IRREVOCABLY AGREE THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDINGS TO WHICH AGENT IS A PARTY IN ANY SUCH COURT MAY BE MAILED BY REGISTERED MAIL TO JUNIOR CREDITORS AND BORROWER AT THEIR RESPECTIVE ADDRESSES PROVIDED IN SECTION 7, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY JUNIOR CREDITORS AND BORROWER TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF AGENT OR LENDER TO BRING PROCEEDINGS AGAINST JUNIOR CREDITORS OR BORROWER IN THE COURTS OF ANY OTHER JURISDICTION.

     17. WAIVER OF JURY TRIAL. EACH OF THE JUNIOR CREDITORS, BORROWER AND LENDER HEREBY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE JUNIOR DEBT DOCUMENTS OR THE SENIOR CREDIT DOCUMENTS, OR ANY DEALINGS AMONG THEM RELATING TO THE SUBJECT MATTER OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE SENIOR CREDIT DOCUMENTS AND THE JUNIOR DEBT DOCUMENTS. EACH OF THE JUNIOR CREDITORS AND BORROWER ALSO WAIVE ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF AGENT OR LENDERS. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH OF THE JUNIOR CREDITORS AND BORROWER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT LENDER HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THE LOAN DOCUMENTS AND THAT LENDER WILL CONTINUE TO RELY ON THE WAIVER IN ITS RELATED FURTHER DEALINGS. EACH OF THE JUNIOR CREDITORS AND BORROWER RELATED FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (UNLESS SUCH WRITING MAKES SPECIFIC REFERENCE TO THIS SECTION 17), AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, THE SENIOR CREDIT DOCUMENTS OR AGREEMENTS RELATING TO THE SENIOR INDEBTEDNESS OR THE JUNIOR DEBT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     IN WITNESS WHEREOF, the Junior Creditors, Borrower and Lender have caused
this Agreement to be executed this      day of       ,
1997.

               JUNIOR CREDITORS:

                    INROADS CAPITAL PARTNERS, L.P.

                    BY:  INROADS GENERAL PARTNERS, L.P.,
                         ITS GENERAL PARTNER


                         BY:

                         Title:


                    MESIROW CAPITAL PARTNERS VII, L.P.

                    By:  MESIROW FINANCIAL SERVICES, INC.,
                         its general partner

                         By:

                         Title:

                    EDGEWATER PRIVATE EQUITY FUND II, L.P.

                    By:  GORDON MANAGEMENT, INC.,
                         its general partner


                         By:

                         Title:


               BORROWER:

                    MERIDIAN FINANCIAL CORPORATION


                    By:

                    Its:







          LENDER:


                    LASALLE NATIONAL BANK



                    By:

                    Its: